SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 27, 2009

Date of report (Date of earliest event reported)

GANDER MOUNTAIN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-50659	41-1990949
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Fifth Street, Suite 1300 Saint Paul, Minnesota	55101
(Address of Principal Executive Offices)	(Zip Code)

(651) 325-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 27, 2009, a special committee of our board of directors comprised of independent directors recommended, and our board of directors approved, plans to cease the registration of our common stock with the Securities and Exchange Commission under the Securities Exchange Act of 1934. We expect that, as a result of this deregistration, shares of our common stock will cease to be listed on the Nasdaq Global Market.

In order to ensure that we will be eligible to deregister shares of our common stock, we will reduce the number of our beneficial shareholders to below 300.  To accomplish this, the special committee of the board recommended, and our board of directors approved, an amendment to our articles of incorporation to effect a 1-for-30,000 reverse stock split of our common stock. After the reverse stock split, any shareholder holding less than one share will receive a cash payment of $5.15 for each share held prior to the reverse split. Immediately following the reverse stock split, we will file a second amendment to our articles of incorporation to effect a 30,000-for-1 forward stock split. As a result, shareholders owning 30,000 or more shares of common stock at the time of the reverse split will retain their current numbers of shares of common stock without change and will not receive cash in connection with the transaction.

The funding for the cash payment for the fractional shares described above will be provided by our two largest shareholders, Gratco LLC and Holiday Stationstores, Inc.  On September 27, 2009, we entered into a separate funding and indemnification agreement with each of Holiday Stationstores and Gratco pursuant to which each of Holiday Stationstores and Gratco agreed to provide the funding for the payments to holders of fractional shares.  Gratco is an affiliate of our chairman and chief executive officer, David Pratt, and Holiday Stationstores is an affiliate of our Ronald Erickson, our vice chairman, and Gerald Erickson, one of our directors.

Gratco and Holiday Stationstores have agreed to indemnify our company in the event we are required to pay more than $5.15 per share to any current or former shareholder as a result of the transaction.  Gratco and Holiday Stationstores additionally agreed to make an offer to purchase shares held by remaining shareholders following the going private transaction at the same price of $5.15 per share following effectiveness of the stock splits described above.  The offer to purchase will be made by a separate communication to our shareholders.

The transactions contemplated by the funding and indemnification agreements are conditioned upon the satisfaction of certain conditions, including but not limited to:

•                  the reverse stock split not resulting in the cancellation of in excess of 20% of our outstanding shares of common stock;

•                  the reverse stock split resulting in our ceasing to be an “Issuing Public Corporation” as defined in Section 302A.011 of the Minnesota Business Corporations Act;

•                  clearance by the Securities and Exchange Commission of the Schedule 13E-3 filed in connection with the transaction; and

•                  the satisfaction of the covenants applicable to Gratco and Holiday Stationstores in the funding and indemnification agreements.

In addition, the funding and indemnification agreements may be terminated under certain circumstances, including, but not limited to:

•                  if at any time prior to completion of the transaction the special committee determines that the transaction is no longer in the best interests of our company or our shareholders;

•                  Gratco or Holiday Stationstores fail to fund the required amounts under the funding agreements and these funding obligations are not assumed by the other principal shareholder;

•                  any claim, action, suit or proceeding is brought by a governmental authority, or any governmental authority has issued an order, that has the effect of making the transactions illegal;

•                  a material breach of representations or warranties contained in the funding and indemnification agreements; or

•                  the failure to consummate the transactions by March 31, 2010.

Copies of the funding and indemnification agreements are furnished herewith as Exhibits 10.1 and 10.2 to this current report and are incorporated herein by reference.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 3.02 is hereby incorporated into Item 3.01 by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

Pursuant to the funding and indemnification agreement with Holiday Stationstores, Holiday Stationstores will purchase 680,220 shares of common stock from our company at a price of $5.15 per share on the day immediately preceding the record date for the reverse stock split described under Item 1.01 of this current report.  The shares will be issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder.  In addition, we will sell additional shares of common stock to Holiday Stationstores and Gratco pursuant to the funding and indemnification agreements at a price per share of $5.15 on the record date of the reverse stock split described under Item 1.01 of this current report.  The number of shares to be purchased can not be determined at this time.  The shares will be issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder.

Item 8.01.  Other Events.

On September 27, 2009, a special committee of our board of directors comprised of independent directors recommended, and our board of directors approved, plans to cease the registration of our common stock with the Securities and Exchange Commission under the Securities Exchange Act of 1934. We expect that, as a result of this deregistration, shares of our common stock will cease to be listed on the Nasdaq Global Market.

In order to ensure that we will be eligible to deregister shares of our common stock, we will reduce the number of our beneficial shareholders to below 300.  To accomplish this, the special committee of the board recommended, and our board of directors approved, an amendment to our articles of incorporation to effect a 1-for-30,000 reverse stock split of our common stock. After the reverse stock split, any shareholder holding less than one share will receive a cash payment of $5.15 for each share held prior to the reverse split. Immediately following the reverse stock split, we will file a second amendment to our articles of incorporation to effect a 30,000-for-1 forward stock split. As a result, shareholders owning 30,000 or more shares of common stock at the time of the reverse split will retain their current numbers of shares of common stock without change and will not receive cash in connection with the transaction.

Our board of directors decided to pursue taking our company private after concluding, among other things, that the disadvantages of remaining an SEC-reporting company, including the costs associated with regulatory compliance, outweighed the benefits of public company status to our company and our shareholders.

Under Minnesota law, our board of directors may amend our articles of incorporation to conduct the stock splits without the approval of our shareholders provided, that no more than 20% of our outstanding shares are cancelled as a result of paying cash in lieu of fractional shares in connection with the reverse stock split.  Consequently, we are not seeking the approval of the going-private transaction from our shareholders.

Holiday Stationstores and Gratco have agreed to make an offer to purchase shares held by remaining shareholders following the going private transaction at the same price of $5.15 per share following effectiveness of the stock splits described above.  The offer to purchase will be made by a separate communication to our shareholders.

Prior to consummating the going-private transaction described above, we must file a preliminary information statement and a transaction statement with the Securities and Exchange Commission. Following review by the Securities and Exchange Commission, we intend to distribute a definitive information statement to our shareholders and to effect the going-private transaction as soon as practicable following the date that is 20 days after the distribution of the information statement to shareholders.  We anticipate the transaction will be completed in early 2010.  If the transaction is completed, we would no longer file periodic reports with the SEC.

The special committee and our board of directors with the consent of each of Gratco and Holiday Stationstores have reserved the right to change the terms of the proposed reverse stock split, including the split ratio, to the extent they believe it is necessary or desirable in order to accomplish the goal of reducing the number of beneficial holders to fewer than 300.  The special committee may also abandon the proposed transaction at any time prior to its completion if it believes that the proposed transaction is no longer in the best interests of our company or our shareholders.

Important Additional Information Will Be Filed with the Commission

The information statement will contain additional important information regarding the going private transaction. We advise our shareholders to read the definitive information statement when made available.  Copies of both the preliminary information statement, and any amendments or supplements thereto, and the definitive information statement will be available without charge at the Securities and Exchange Commission’s website at www.sec.gov or from our corporate secretary when they are mailed to shareholders.

On September 28, 2009, we issued a press release announcing the going private transaction. A copy of this press release is furnished herewith as Exhibit 99 to this current report and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this current report that are not historical or current facts are forward-looking statements. All forward-looking statements in this current report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In addition to the risk the transactions described herein will not be completed, certain of these risks and uncertainties are described in the “Risk Factors” section of our Annual Report on Form 10-K for fiscal 2008 and other required reports, as filed with the SEC, which are available at http://www.GanderMtn.com and at the SEC’s Website at http://www.sec.gov.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

10.1	Funding and Indemnification Agreement, dated September 27, 2009, between the Company and Holiday Stationstores, Inc.

10.2	Funding and Indemnification Agreement, dated September 27, 2009, between the Company and Gratco, LLC.

99	Press Release dated September 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANDER MOUNTAIN COMPANY

Date: September 28, 2009	/s/ Eric R. Jacobsen
Eric R. Jacobsen
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing

10.1	Funding and Indemnification Agreement, dated September 27, 2009, between the Company and Holiday Stationstores, Inc.	Filed Electronically

10.2	Funding and Indemnification Agreement, dated September 27, 2009, between the Company and Gratco, LLC.	Filed Electronically

99	Press Release dated September 28, 2009	Filed Electronically